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                                                                   EXHIBIT 10.14



                         MORTGAGE AND SECURITY AGREEMENT


         THIS MORTGAGE AND SECURITY AGREEMENT is made as of May 2, 1996, by BCC OF WISCONSIN, INC., a Delaware corporation, having its principal place of business at 3507 Market Street, Suite 202, Camp Hill, Pennsylvania 17011 (hereinafter referred to as the "Mortgagor") to MEDITRUST MORTGAGE INVESTMENTS, INC., a Delaware corporation, having its principal address at 197 First Avenue, Needham Heights, Massachusetts 02194 (hereinafter referred to as the "Mortgagee").

                                   WITNESSETH:

         THAT, to secure the payment, observance, fulfillment and performance of the Obligations, as defined in that certain Loan Agreement of even date herewith by and between the Mortgagor, Balanced Care Corporation, a Delaware corporation, and the Mortgagee (the "Loan Agreement"), including, without limitation:

                    (i) the payment to the Mortgagee of the principal indebtedness of FIVE MILLION FORTY-FIVE THOUSAND EIGHT HUNDRED SIXTY-NINE DOLLARS ($5,045,869), together with interest thereon and other charges, all as evidenced by that certain promissory note (hereinafter referred to as the "Note") of even date and delivery herewith, made by the Mortgagor to the order of the Mortgagee, in and by which Note the Mortgagor promises to pay the said principal indebtedness and interest at the rate and in the installments as provided in the Note;

                  (ii) the performance, observance and fulfillment of all of the terms, conditions, covenants and warranties set forth in this Mortgage;

                  (iii) the performance, observance and fulfillment of all of the terms, conditions, covenants and warranties set forth in the other Loan Documents; and

                  (iv) the payment, observance and performance of the Related Party Obligations;

the Mortgagor does hereby mortgage, grant, bargain, sell, transfer and convey unto the Mortgagee and to the Mortgagee's successors and assigns forever, with MORTGAGE COVENANTS, all of the following described land, improvements and property and all of the Mortgagor's estate, right, title and interest therein (hereinafter collectively referred to as the "Mortgaged Property"):

         The parcels of land described in EXHIBIT A attached hereto and incorporated herein by reference (hereinafter collectively referred to as the "Land");
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         TOGETHER with all buildings, structures and other improvements now or hereafter located on the Land or any part thereof (hereinafter referred to as the "Improvements"), including, without limitation, the community based residential facilities identified on EXHIBIT B attached hereto and incorporated herein by reference (each such facility is hereinafter referred to as a "Facility");

         TOGETHER with all of the Mortgagor's right, title and interest in and to the land lying in the bed of any street, way, road, highway or avenue in front of or adjoining the Land;

         TOGETHER with all easements now or hereafter located on or appurtenant to the Land and/or Improvements on, under or above the same or any part thereof, and all rights-of-way, licenses, and privileges, belonging or in any way appertaining to the Land and/or Improvements (including, without limitation, the easements, rights-of-way, licenses and privileges, if any, included in the description of the Land set forth in EXHIBIT A and included in the Permitted Encumbrances [as hereinafter defined in Section 2]);

         TOGETHER with any and all awards heretofore made and hereafter to be made by any governmental authority (municipal, state or federal) to the present and all subsequent owners of the Mortgaged Property for the taking of all or any portion of the Mortgaged Property by power of eminent domain, including, without limitation, awards for damage to the remainder of the Mortgaged Property and any awards for any change or changes of grade of streets affecting the Mortgaged Property; which said proceeds, premiums and awards are hereby assigned to the Mortgagee, and, subject to the terms and provisions of the Loan Agreement, the Mortgagee, at its option, is hereby authorized, directed and empowered to (i) adjust, compromise, collect and receive the proceeds of any insurance judgments or settlements made in lieu thereof and such premiums and the proceeds of any such awards from the authorities making the same and to give proper receipts and acquittances therefor, and (ii) apply the same toward the repair, rebuilding or restoration of the Mortgaged Property or toward payment of the Obligations, notwithstanding the fact that such amount may not then be due; and the Mortgagor hereby covenants and agrees to and with the Mortgagee, upon request by the Mortgagee, to make, execute and deliver, at the Mortgagor's sole cost and expense, any and all assignments and other instruments sufficient for the purpose of assigning the aforesaid proceeds, premiums and awards to the Mortgagee, free, clear and discharged of any and all encumbrances of any kind or nature whatsoever (all of the foregoing Land, Improvements, rights, easements, rights-of-way, licenses, privileges and awards, hereinafter collectively referred to as the "Real Property");

         TOGETHER with all articles, appliances, chattels, fixtures, furniture, furnishings, machinery, Equipment, Goods, Inventory and every other article of personal property, tangible or intangible, now or hereafter attached to or used in connection with the Real Property, or placed on any part thereof, whether or not attached thereto, appertaining or adapted to the use, management, operation or improvement of the Real Property, regardless of whether hereafter removed from the Real Property, all insofar as the same and any reversionary right thereto may now or hereafter be owned or acquired by the Mortgagor (hereinafter referred to as the "Personal Property"), including, without limitation: all partitions and portable or sectional buildings;

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screens; awnings; shades; blinds; storm and other detachable windows and doors;
floor coverings; mantels, built-in cases, counters, closets, chests of drawers and mirrors; resident room furnishings, equipment for the treatment of residents, kitchen and dining room equipment and furnishings and inventories of linen, dishware and cooking utensils; hall and lobby equipment; heating, lighting, plumbing, ventilating, refrigerating, incinerating, elevator, escalator, air conditioning and communication plants, apparatus and/or equipment with appurtenant fixtures; garbage incinerators and receptacles; boilers; stoves; tanks; motors; vacuum cleaning systems; call systems; door bell and alarm systems; sprinkler systems, smoke detectors and other fire prevention and extinguishing apparatus and materials; all equipment, manual, mechanical and motorized, for the construction, maintenance, repair and cleaning of, and removal of snow from, parking areas, walks, underground ways, truck ways, driveways, common areas, roadways, highways and streets; and all other machinery, pipes, poles, appliances, equipment, wiring, fittings, panels and fixtures; and any proceeds therefrom, any replacements thereof or additions or accessions thereto; and all building materials, equipment, supplies and other property delivered to the Real Property for incorporation into the Improvements thereon, all of which are declared to be a part of the Real Property and covered by the lien hereof, but said lien shall not cover any fixture, machinery, equipment or article of personal property which is (a) leased by the Mortgagor as of the date hereof or under a lease hereafter entered into by the Mortgagor that is permitted under the Loan Agreement or is otherwise approved in writing by the Mortgagee or (b) owned by a Lessee (as hereinafter defined) and not required for the operation or maintenance of the Real Property, provided said fixture, machinery, equipment or article of personal property is not permanently affixed to the Real Property and may be removed without material damage thereto and is not a replacement of any item which shall have been subject to the lien hereof;

         TOGETHER with the right to use, in perpetuity, in connection with the operation of the Mortgaged Property, the names Harmony Manor, Harmony Manor I, Harmony Manor II, any other name with the words "Harmony Manor" therein and all other names similar thereto and the goodwill of the Mortgagor with respect thereto;

         TOGETHER with all of the Mortgagor's right, title and interest in and to any and all leases, subleases, license agreements, concession agreements, tenancy at will agreements, room rentals and rentals of other facilities of the Mortgaged Property and all other occupancy agreements of every kind and nature (including, without limitation, Residence Agreements), whether oral or in writing, now in existence or subsequently entered into by the Mortgagor, encumbering or affecting the Mortgaged Property (including, but not limited to, the leases listed on EXHIBIT C attached hereto and incorporated herein by reference as a material part hereof), together with all extensions, renewals, modifications and replacements thereof (hereinafter collectively referred as the "Leases"), together with any and all guaranties (hereinafter collectively referred to as the "Lease Guaranties") of the obligations of the lessees, licensees, concessionaires and other occupants under the Leases (hereinafter collectively referred to as the "Lessees") and all extensions, renewals, modifications and replacements of the Lease Guaranties and all rents, revenues, royalties, issues, profits, insurance proceeds, condemnation awards, license fees, concession fees and all other income and security of every kind and nature due by virtue of the Leases and the Lease Guaranties (hereinafter collectively referred to as the "Rents");


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         TOGETHER with, to the extent now or hereafter permitted by applicable law, all of the Mortgagor's right, title and interest in and to all (i) licenses, approvals, qualifications, rights, variances, permissive uses, certificates of need, franchises, accreditations, certificates, certifications, consents, permits and other authorizations (including, without limitation, building permits, subdivision approvals and subdivision plans) (hereinafter collectively referred to as the "Permits") and (ii) agreements (including, without limitation, all Provider Agreements), contracts (including, without limitation, construction contracts, subcontracts and architects' contracts), contract rights, warranties and representations, franchises, and records and books of account (hereinafter collectively referred to as the "Contracts") benefiting, relating to or affecting the Mortgaged Property and the ownership, construction, development, maintenance, management, repair, use, occupancy, possession or operation thereof or the operation of any programs or services in conjunction with any Facility and all renewals, replacements and substitutions therefor, now or hereafter issued by or entered into with any Governmental Authority, Accreditation Body or Third Party Payor or maintained or used by the Mortgagor or entered into by the Mortgagor with any third Person;

         TOGETHER with all of the Mortgagor's right, title and interest in, to and under any and all (i) Instruments, Accounts (to the extent now or hereafter permitted by applicable law), Proceeds and General Intangibles (as those foregoing capitalized terms are defined in the UCC) and (ii) rights to payment for goods sold or leased or services rendered by the Mortgagor or any other party, whether now in existence or arising from time to time hereafter and whether or not yet earned by performance, including, without limitation, obligations evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness (collectively referred to as "Receivables"); together with (a) all security pledged, assigned, hypothecated or granted to or held by the Mortgagor to secure the foregoing, (b) general intangibles arising out of Mortgagor's rights in any goods, the sale of which gave rise thereto, (c) all ledger sheets, files, records, computer records and tapes relating to any of the foregoing, (d) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (e) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, and (f) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto; all whether now existing or hereafter acquired or arising and all proceeds and products thereof (including, without limitation, any property received in payment, settlement or compromise of any Account or Receivable);

         TOGETHER with, to the extent permitted under applicable law, all of the right, title and interest of the Mortgagor in and to all books, records, ledgers, print-outs, papers, data, file materials and information relating to the Mortgaged Property, the Collateral, any account debtors in respect thereof and/or to the operation of the Mortgagor's business, and all rights of access to such books, records, ledgers, print-outs, papers, file materials and information, and all property in which such books, records, ledgers, print-outs, data, file materials and information are stored, recorded, and maintained;

         TOGETHER with, to the extent permitted under applicable law, all of the right, title and interest of the Mortgagor in and to (i) all Instruments, Documents of Title, Documents, policies


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and certificates of insurance, Securities, deposits, deposit accounts, money, cash or other property (as those foregoing capitalized terms are defined in the UCC); (ii) all federal, state, and local tax refunds and/or abatements to which the Mortgagor is, or becomes entitled, no matter how or when arising, including, but not limited to any loss carryback tax refunds; and (iii) all trade secrets, computer programs, customer lists, resident lists, manuals, assignments of patents and patents pending, developmental ideas and concepts, and all papers, drawings, blueprints, sketches and documents relating to all of the foregoing and/or relating to the operation of the Mortgagor's business and/or the Collateral;

         TOGETHER with any and all proceeds of and any unearned premiums on any insurance policies covering the Mortgaged Property, including, without limitation, the right, at the Mortgagee's option (but subject to the terms and provisions of the Loan Agreement), to adjust, compromise, collect, receive and apply the proceeds of any insurance judgments or settlements made in lieu thereof for damage to the Mortgaged Property or toward payment of the Obligations, notwithstanding the fact that such amount may not then be due;

         TOGETHER with all of the Mortgagor's right, title and interest in and to all and singular the tenements, hereditaments and appurtenances belonging to or in any way pertaining to the Mortgaged Property; all of the estate, right, title and claim whatsoever of the Mortgagor, either at law or in equity, in and to the Mortgaged Property; and any and all other, further or additional title, estate, interest or right which may at any time be acquired by the Mortgagor in or to the Mortgaged Property; and if the Mortgagor shall at any time acquire any further estate or interest in or to the Mortgaged Property, the lien of this Mortgage shall attach, extend to, cover and be a lien upon such further estate or interest, and the Mortgagor, upon request of the Mortgagee, shall execute such instrument or instruments as shall reasonably be requested by the Mortgagee to confirm such lien, and the Mortgagor hereby appoints the Mortgagee as the Mortgagor's attorney-in-fact, with full power of substitution, to execute all such instruments if the Mortgagor shall fail to do so within ten (10) days after demand (which power of attorney, being coupled with an interest, shall be irrevocable until all of the Obligations are fully paid and performed, and shall not be affected by any disability or incapacity which the Mortgagor may suffer and shall survive the same; the power of attorney conferred on the Mortgagee pursuant to the foregoing provisions is provided solely to protect the interests of the Mortgagee and shall not impose any duty on the Mortgagee to exercise any such power, and neither the Mortgagee nor such attorney-in-fact shall be liable for any act, omission, error in judgment or mistake of law, except as the same may result from its gross negligence or wilful misconduct);

         TO HAVE AND TO HOLD the Mortgaged Property, and each and every part thereof, unto the Mortgagee and its successors and assigns forever, for the purposes and uses herein set forth;

         AND, the Mortgagor hereby further covenants, agrees and warrants as follows:

         1. DEFINITIONS. For all purposes of this Mortgage, except as otherwise expressly provided or unless the context otherwise requires, capitalized terms used herein and not otherwise defined in this Mortgage shall have the same meanings ascribed to such terms in the Loan


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Agreement, and all accounting terms used herein and not otherwise defined herein have the meanings assigned to them in accordance with GAAP.

         2. COVENANTS OF TITLE. The Mortgagor hereby warrants and represents that the Mortgagor has good, marketable and indefeasible title to the entire Real Property in fee simple, has absolute unencumbered title to the Personal Property, and has good right and full power to assign, grant, bargain, sell, mortgage, transfer and convey the same. The Mortgagor further warrants and represents that the Mortgaged Property is free and clear of agreements, covenants, easements, restrictions, liens, Leases and other encumbrances, except
(i) those agreements, covenants, easements, restrictions, liens and encumbrances to which this Mortgage is expressly subject, whether presently existing, as listed on EXHIBIT D attached hereto and incorporated herein by reference, or which may hereafter be created in accordance with the terms hereof or of the Loan Agreement and (ii) any Lease listed on EXHIBIT C (the matters described in the foregoing clauses (i) and (ii) are collectively referred to herein as the "Permitted Encumbrances"); and the Mortgagor shall warrant and defend title to the Mortgaged Property against any and all claims and demands of every kind and nature whatsoever. The Mortgagee shall have the right, at its option and at such time or times as the Mortgagee (in its sole and absolute discretion) shall deem necessary or desirable to take whatever action the Mortgagee (in its sole and absolute discretion) may deem necessary or desirable to defend or uphold the lien or the rights of the Mortgagee hereunder or otherwise enforce any obligation secured hereby, including, without limitation, the right to institute appropriate legal proceedings for such purposes, and all costs and expenses reasonably incurred by the Mortgagee in connection therewith (including, without limitation, attorneys' fees and expenses and court costs) shall be a demand obligation of the Mortgagor to the Mortgagee, and to the extent permitted by applicable law, shall be added to the Obligations and shall be secured by the lien of this Mortgage and the other Loan Documents as fully and effectively and with the same priority as every other obligation of the Mortgagor secured hereby, and if not paid within ten (10) days after demand, shall thereafter (to the extent permitted by applicable law) bear interest at the Advances Rate until the date of payment.

         3. IMPOSITIONS. The Mortgagor shall pay, or cause to be paid, the Impositions in accordance with the terms and provisions of the Loan Agreement.

         4. TAX DEPOSITS. At the option of the Mortgagee, the Mortgagor shall deposit with the Mortgagee from time to time the amount of the Impositions to be levied, charged, filed, assessed or imposed upon or against the Mortgaged Property in accordance with the terms and provisions of the Loan Agreement.

         5. INSURANCE. At all times until the Obligations are fully paid and performed, the Mortgagor shall keep the Mortgaged Property insured in accordance with the terms and provisions of the Loan Agreement.

         6. RESTORATION FOLLOWING FIRE AND OTHER CASUALTY OR CONDEMNATION. In the event of any damage or destruction to the Mortgaged Property by reason of fire or other hazard or casualty or Condemnation, the Mortgagor shall give immediate written notice thereof to the Mortgagee. The Mortgaged Property shall be restored by Mortgagee and insurance proceeds


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shall be applied to repayment of the Obligations or restoration of the Mortgaged
Property in accordance with the terms and provisions of the Loan Agreement.

         7. REPAIR; USE; COMPLIANCE WITH LAW; ALTERATIONS; WASTE. At all times until the Obligations are fully paid and performed, the Mortgaged Property shall be maintained and operated in accordance with the terms and provisions of the Loan Agreement.

         8. INDEPENDENCE OF MORTGAGED PROPERTY. The Mortgagor shall not, by act or omission, permit any building or other improvement on any premises not subject to the lien of this Mortgage to rely on the Mortgaged Property or any interest therein to fulfill any applicable Legal Requirement, and the Mortgagor hereby assigns to the Mortgagee any and all rights to give consent for all or any portion of the Mortgaged Property or any interest therein to be so used. Similarly, no portion of the Mortgaged Property shall rely on any premises not subject to the lien of this Mortgage (or any interest therein) in order to operate any Facility in a reasonable and businesslike manner or to fulfill any applicable Legal Requirement. The Mortgagor shall not, by act or omission, impair the integrity, as a single zoning lot separate and apart from all other premises, of any portion of the Real Property that now comprises such a single zoning lot. The Mortgagor covenants that the Mortgagor shall not initiate, join in or consent to any zoning changes affecting the Mortgaged Property nor initiate, join in or consent to any private restrictive covenant or other public or private restriction upon the use of the Mortgaged Property without the Mortgagee's prior written consent, in each instance, which consent may be withheld in the Mortgagee's sole and absolute discretion. Any act or omission by the Mortgagor which would result in a violation of any of the provisions of this
Section 8 shall be void and shall be an Event of Default hereunder.

         9. NO OTHER LIENS. Except as otherwise specifically provided herein or in the Loan Agreement, the Mortgagor shall not create, consent to, agree to, permit or suffer to exist any mortgage, security interest, attachment, lis pendens, mechanic's or materialman's lien or other lien or encumbrance upon or affecting the Mortgaged Property, whether superior or inferior to the lien of this Mortgage (including, without limitation, the filing of a notice of federal or state tax lien at any location at which by law such notice must be filed in order to be effective against the Mortgaged Property, whether or not such lien applies, by its terms, to the Mortgaged Property), except as granted in this Mortgage and any other lien or security interest granted to the Mortgagee.

         If this Mortgage, by its terms, is now, or at any time hereafter, subject or subordinate to a prior mortgage, the Mortgagor shall not, without the prior written consent of the Mortgagee, in each instance, which consent may be withheld in the Mortgagee's sole and absolute discretion, agree at any time to any waiver, revision, modification, amendment, indulgence, suspension or extension of or any addition to any of the provisions, terms, conditions or payments of such prior mortgage.

         The Mortgagor shall promptly pay and discharge any and all amounts which are now or hereafter become liens against the Mortgaged Property, except for such liens, if any, otherwise specifically permitted pursuant to the provisions of this Mortgage or the Loan Agreement, and in



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default thereof, the Mortgagee, upon five (5) days' notice to the Mortgagor, may pay and discharge the same, and any amount so paid or advanced by the Mortgagee and all costs and expenses reasonably incurred in connection therewith (including, without limitation, attorneys' fees and expenses and court costs), shall be a demand obligation of the Mortgagor to the Mortgagee, and to the extent permitted by applicable law, shall be added to the Obligations and shall be secured by the liens of this Mortgage and of the other Loan Documents as fully and effectively and with the same priority as every other obligation of the Mortgagor secured hereby and, if not paid within ten (10) days after demand, shall thereafter (to the extent permitted by applicable law) bear interest at the Advances Rate until the date of payment.

         The covenants of this Section 9 shall survive any foreclosure of the Mortgaged Property with respect to any such liens in existence as of the date of transfer of title.

         10. ASSIGNMENT OF LEASES. As additional security for the payment and performance of the Obligations, the Mortgagor hereby grants, transfers and assigns to the Mortgagee all of its right, title and interest in and to any and all Leases and Lease Guaranties. The Mortgagee shall not be deemed by virtue of this assignment to have assumed any of the lessor's obligations, duties or liabilities under or in connection with the Leases or Lease Guaranties, which obligations the Mortgagor covenants and agrees to perform and observe as if this assignment had not been made. In addition to the remedies hereinafter set forth in this Mortgage, after the occurrence of an Event of Default hereunder, the Mortgagee shall be entitled, either with or without taking possession of the Mortgaged Property, to demand, sue for or otherwise collect and receive all of the Rents, including those past due and unpaid, reserved to the lessor under the terms of the Leases and upon receipt thereof, the Mortgagee shall apply said amounts collected to the indebtedness secured hereby. The Mortgagor hereby authorizes all Lessees and guarantors under the Lease Guaranties, upon receipt of written notice from the Mortgagee that an Event of Default has occurred hereunder, to pay over all Rent at any time owed under the Leases to the Mortgagee in lieu of the Mortgagor. The Mortgagor shall and does hereby agree to defend, with counsel acceptable to the Mortgagee, indemnify and hold the Mortgagee harmless from any and all claims, demands, losses, damages, liabilities, costs and expenses of every kind and nature, including, without limitation, attorneys' fees and expenses and court costs, which the Mortgagee shall sustain or reasonably incur arising out of or in connection with the Leases or the enforcement of this indemnification. Any Lessee (and any guarantor of such Lessee's obligations under the applicable Lease) shall be deemed by virtue of said Lessee's occupancy of the Mortgaged Property, to have agreed to the terms of this assignment and shall be entitled to rely conclusively on any written notice from the Mortgagee of the existence of an Event of Default under this Mortgage. Upon receipt of such written notice, each Lessee (or guarantor of the obligations of such Lessees under the applicable Lease) shall pay over to the Mortgagee, on the dates set forth under the applicable Lease (except as to those amounts past due and unpaid, which amounts shall be payable immediately to the Mortgagee upon receipt of such written notice), all Rent required to be made to the lessor pursuant to such Lease.

         The indemnification provisions of this Section 10 shall survive the complete payment and performance of the Obligations and the foreclosure of this Mortgage.


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         11. FUTURE ACTIONS WITH RESPECT TO THE LEASES. The Mortgagor shall furnish to the Mortgagee a true and complete copy of each Lease hereafter made by the Mortgagor within ten (10) days after execution and delivery of each such Lease by the parties thereto. Upon the request of the Mortgagee, the Mortgagor shall also furnish to the Mortgagee an original mortgagee attornment agreement executed by each Lessee under any Lease and an original estoppel certificate, all in form and substance reasonably satisfactory to the Mortgagee, addressed to the Mortgagee, from each Lessee under any Lease.

         The Mortgagor shall, from time to time, upon request of the Mortgagee, confirm in writing the assignment to the Mortgagee of any or all of the Leases, and such written confirmation shall be in such form as the Mortgagee shall reasonably require and as shall be necessary to make the same recordable.

         12. LEASES; FORECLOSURE. Any proceedings or other steps taken by the Mortgagee to foreclose this Mortgage, or otherwise to protect the interests of the Mortgagee hereunder, shall not operate to terminate the rights of any present or future Lessee under any of the Leases, notwithstanding that said rights may be subject and subordinate to the lien of this Mortgage, unless the Mortgagee specifically elects otherwise in the case of any particular Lessee. The failure to make any such Lessee a defendant in any such foreclosure proceeding and to foreclose such Lessee's rights shall not be asserted by the Mortgagor or any other defendant in such foreclosure proceeding as a defense to any proceeding instituted by the Mortgagee to foreclose this Mortgage or otherwise to protect the interests of the Mortgagee hereunder.

         In addition, the Mortgagee shall have the right to subordinate this Mortgage and its rights hereunder to any Lease which is subject and subordinate to this Mortgage, except that the Mortgagee shall be entitled to expressly exclude from such subordination the Mortgagee's rights to insurance proceeds and Condemnation awards as set forth herein and in the Loan Agreement.

         13. EVENT OF DEFAULT. Each of the following shall constitute an "Event of Default" hereunder and shall entitle the Mortgagee to exercise its remedies hereunder and under any of the other Loan Documents:

                    (i) any failure of the Mortgagor to pay any amount due under any of the Loan Documents within ten (10) days following the date when such payment was due;

                   (ii) any failure in the observance, fulfillment or performance of any other covenant, term, condition or warranty under any of the Loan Documents, other than the payment of any monetary obligation and other than as specified in subsections (iii) through (vi) below (hereinafter referred to as a "Failure to Perform"), continuing for thirty (30) days after the giving of notice by the Mortgagee to the Mortgagor specifying the nature of the Failure to Perform, except as to matters not susceptible to cure within thirty (30) days, provided that with respect to such matters, (a) the Mortgagor commences the cure thereof within thirty (30) days after the giving of such notice by the Mortgagee to the Mortgagor, (b) the Mortgagor continuously prosecutes such cure to completion, (c) such cure is completed within ninety (90) days after the giving of such notice by the Mortgagee to the Mortgagor and (d) such Failure to Perform does


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
not impair the Mortgagee's rights with respect to the Mortgaged Property or otherwise impair the security evidenced hereby;

                  (iii) except as otherwise permitted pursuant to the Loan Agreement or any other Loan Document, if, without the prior written consent of the Mortgagee, in each instance, which consent may be withheld by the Mortgagee in its sole and absolute discretion the Mortgaged Property shall be, directly or indirectly, mortgaged (whether or not junior to this Mortgage), encumbered (by any voluntary or involuntary lien other than the Permitted Encumbrances), leased, subleased, sold, assigned, hypothecated or otherwise transferred;

                   (iv)    the occurrence of any Loan Default;

                    (v)    the occurrence of any Related Party Default; and

                   (vi) a default or breach of condition continuing beyond the expiration of any notice or grace periods, if any, under any prior mortgage which may be included in the definition of Permitted Encumbrances and to which this Mortgage is now, or at any time hereafter, subject or subordinate.

         14. REMEDIES UPON DEFAULT. Immediately upon the occurrence of any Event of Default, the Mortgagee shall have the option, in addition to and not in lieu of or substitution for the other rights and remedies provided in this Mortgage and the other Loan Documents and as may then be provided by applicable law, and is hereby authorized and empowered by the Mortgagor, to do any or all of the following:

                    (i) declare the entire unpaid amount of the Loan Obligations, including, without limitation, the outstanding principal balance of the Note and all accrued and unpaid interest due under the Note, the Prepayment Fee, all Late Payment Charges and any and all costs, charges and other amounts (including, without limitation, Additional Interest) payable by the Mortgagor to the Mortgagee pursuant to the Loan Documents, immediately due and payable and, at the Mortgagee's option, (a) bring suit therefor, or (b) bring suit for any delinquent payment of, or bring suit upon, the Loan Obligations or (c) take any and all steps and institute any and all other proceedings that the Mortgagee deems necessary or desirable to enforce the payment and performance of the Loan Obligations and to protect the lien of this Mortgage;

                   (ii) commence foreclosure proceedings against the Mortgaged Property through judicial proceedings, by advertisement or as otherwise provided by applicable law, at the option of the Mortgagee, and to sell all or any portion of the Mortgaged Property or to cause the same to be sold at public sale, and to convey the same to a purchaser, as provided by the law, in a single parcel or in several parcels at the option of the Mortgagee;

                  (iii) cause to be brought down to date an abstract or abstracts of title and tax histories of the Mortgaged Property, procure title insurance or title reports and, if necessary, procure new abstracts and tax histories;

                   (iv) enter upon and take possession of and operate all or any portion of the Mortgaged Property (with or without bringing any action or proceeding in any court);

                    (v) have a receiver appointed to manage the Mortgaged Property with all such powers as the court making such appointment shall confer;

                   (vi) demand and receive payment of all Rents, benefits, income and profits from the Mortgaged Property, including those past due and unpaid (whether or not the Mortgagee has taken possession of the Mortgaged Property);

                  (vii) in the event of any sale of the Mortgaged Property by foreclosure, through judicial proceedings, by advertisement or otherwise, retain one percent (1%) of the proceeds of any such sale and then apply the remaining proceeds of any such sale towards payment of the items immediately set forth below in the following order:

                           (a) all expenses reasonably incurred for the
collection and enforcement of the Obligations and the foreclosure of this Mortgage, including, without limitation, attorneys' fees and expenses, court costs, publication and advertising expenses, auctioneers' fees, appraisal fees and expenses for environmental site audit reports (hereinafter collectively referred to as the "Collection and Foreclosure Costs"), or such Collection and Foreclosure Costs as are then permitted by applicable law;

                           (b) all sums expended or incurred by the Mortgagee
directly or indirectly in connection with the enforcement of terms, conditions, covenants and warranties contained in the Loan Documents and all other agreements evidencing or securing the Obligations, together with interest thereon as therein provided;

                           (c) all accrued and unpaid interest (including,
without limitation, Additional Interest) upon the Obligations;

                           (d) the Prepayment Fee;

                           (e) the unpaid principal amount of the Obligations
(in the inverse order of maturity); and

                           (f) the surplus, if any, unless prohibited by
applicable law or a court of competent jurisdiction decrees otherwise, to the Mortgagor or any other Person lawfully entitled thereto; and

                 (viii) set off or apply, without notice to or demand on the Mortgagor, all deposits or other sums at any time credited by or due from the Mortgagee to the Mortgagor, and all cash, securities, instruments or other property of the Mortgagor in the possession of the Mortgagee (whether for safekeeping or otherwise), which shall at all times constitute security for the obligations contained in the Loan Documents.

         Failure to exercise any option to accelerate the Loan Obligations upon the occurrence of an Event of Default hereunder or other circumstance permitting the exercise of such option, shall not constitute a waiver of the default or of the right to exercise such option at a later time, or a waiver of the right to exercise such option upon the occurrence of any other Event of Default or circumstance specified above.

         The Mortgagor hereby agrees to the provisions of Section 846.103 Wis. Stats., as the same may be amended or renumbered from time to time, permitting the Mortgagee, upon waiving the right to judgement for deficiency, to commence foreclosure proceedings against the Mortgaged Property three (3) months after a foreclosure judgement is entered.

         15. NO OBLIGATION TO MARSHALL ASSETS. Notice is hereby given that neither the Mortgagor, nor any holder of any mortgage, lien or other encumbrance affecting all or part of the Mortgaged Property which is inferior to the lien of this Mortgage shall have any right to require the Mortgagee to marshall assets.

         16. ADDITIONAL COLLATERAL. The Mortgagor hereby covenants and agrees that all collateral now or hereafter granted as security for any of the Obligations (now existing or hereafter arising) shall be deemed to be additional collateral securing the complete payment, performance, observance and fulfillment of all of the terms, covenants, conditions and warranties secured by this Mortgage.

         To the extent that the Mortgagor is not the primary obligor of any of the terms, covenants, conditions or warranties included within the definition of the Obligations, the Mortgagor also hereby guarantees to the Mortgagee (and the other Meditrust Entities) the complete payment, performance, observance and fulfillment of such terms, covenants, conditions and warranties included within the definition of the Obligations; provided, however, that (except as provided below) recourse against the Mortgagor for the performance of this guaranty shall be limited to the Mortgagor's interest in the Mortgaged Property and all cash, instruments and other property of the Mortgagor in the possession of the Mortgagee (whether for safekeeping or otherwise). Notwithstanding the foregoing, it is expressly understood and agreed that the provisions of this guaranty shall in no way limit or otherwise affect: (i) any other provision of this Mortgage or
(ii) any other term, condition, covenant or warranty set forth under any agreement made by the Mortgagor to, and for the benefit of, the Mortgagee, whether such agreement is now existing or hereafter entered into, including, without limitation, the Loan Documents, which the Mortgagee shall have full recourse to the Mortgagor.

         The Mortgagor hereby waives any right to require the Mortgagee or any of the Meditrust Entities to: (a) proceed against any other primary obligor or guarantor of any of the indebtedness, liabilities, covenants, obligations or agreements included within the definition of the Obligations or (b) pursue any other remedy in the Mortgagee's or any of the Meditrust Entities' power whatsoever. The Mortgagor waives any defense arising by reason of any disability or other defense of any such Person or by reason of the cessation from any cause whatsoever of the liability of any such Person. The Mortgagor shall not assert, and hereby waives, any right or claim whatsoever including without limitation, any right of subrogation, arising against such Persons in connection with the Mortgagor's performance of the obligations, covenants and agreements as set forth in this Section 16 and the Mortgagee's enforcement of any rights and remedies hereunder, until the complete payment and performance of all of the Obligations.

         Furthermore, the Mortgagor also hereby waives any right to enforce any remedy which the Mortgagee or any of the Meditrust Entities now has or may hereafter have against any such Person, and hereby waives any benefit of rights to participate in any security now or hereafter held by the Mortgagee. The Mortgagor hereby waives notice of acceptance hereof and reliance hereon, notice of any action taken or omitted by the Mortgagee or any of the Meditrust Entities in reliance hereon, suretyship defenses, presentment, demand, protest, notice of nonpayment, notice of dishonor, protest of any dishonor, notice of protest and giving notice of:

                  (1) any default by any such Person under any of the applicable agreements between any such Person and the Mortgagee or any of the Meditrust Entities or the assertion of any right of the Mortgagee or any of the Meditrust Entities thereunder or hereunder;

                  (2) all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment and performance of such agreements; and

                  (3) notices of the existence, creation or incurring of new or additional indebtedness, liabilities, covenants, obligations or agreements which shall be included in the Obligations.

         The Mortgagor shall take no action of any kind which might be the basis for a claim that the Mortgagor has any defense hereunder other than the complete payment and performance of the Obligations. The Mortgagor hereby agrees to hold harmless and indemnify and shall indemnify the Mortgagee against any claim, injury, loss, cost, damage, liability and expense, including, without limitation, attorneys' fees and expenses and court costs, arising out of or in connection with the assertion by any such Person of any defense to any of its obligations to the Mortgagee or resulting from the attempted assertion by the Mortgagor of any defense hereunder based upon such action or inaction of any such Person. The aforesaid indemnification agreement shall also include all costs and expenses reasonably incurred by the Mortgagee in connection with the enforcement thereof. The Mortgagor hereby waives any right or claim of right to cause a marshalling of the assets of any such Person. No delay on the part of the Mortgagee in the exercise of any right, power or privilege under any documentation with any such Person or hereunder shall operate as a waiver of any such privilege, power or right.

         The indemnity provisions of this Section 16 shall survive the complete payment and performance of the Obligations and the foreclosure of this Mortgage.

         17. SECURITY INTEREST. As to (i) any fixtures, Equipment and other Personal Property included in the Mortgaged Property, (ii) all Instruments, Accounts, Receivables and General Intangibles of the Mortgagor and (iii) the Permits and Contracts, this Mortgage shall be deemed to constitute a security agreement and the Mortgagor, as debtor, hereby grants to the Mortgagee, as secured party, a security interest therein pursuant to the UCC. Notwithstanding the foregoing, to the extent that the Mortgagee is not now or hereafter permitted by applicable law to take a security interest in any of the Permits and Contracts, the Mortgagor hereby agrees, from time to time upon the request of the Mortgagee, to execute any and all other documents deemed necessary and desirable by the Mortgagee to give the Mortgagee such interest in such Permit or Contract as is now or hereafter allowed under applicable law. The Mortgagor agrees, upon request of the Mortgagee, to furnish an inventory of Personal Property owned by the Mortgagor and subject to this Mortgage and, upon request by the Mortgagee, to execute any supplements to this Mortgage, any separate security agreements and any financing statements and continuation statements in order to include specifically said inventory of Personal Property or otherwise to perfect the security interest granted hereby and to pay all costs and expenses reasonably incurred by the Mortgagee relating thereto including, without limitation, attorneys' fees and expenses and court costs.

         Upon the occurrence of any Event of Default hereunder, in addition to the rights and remedies provided by this Mortgage, the Mortgagee shall also have all rights and remedies then provided under the UCC or otherwise then provided by applicable law, including, but not limited to, the option of proceeding as to both the Real Property and the Personal Property in accordance with the Mortgagee's rights and remedies in respect of the Real Property, in which event the default provisions of the UCC shall not apply. In the event that the Mortgagee, at its option, elects to proceed with the Personal Property separately from the Real Property, then, in addition to the rights and remedies herein provided, the Mortgagee shall also have all rights and remedies then provided under the UCC or otherwise then provided by applicable law, including, without limitation, the right to require the Mortgagor to assemble such Personal Property and to make it available to the Mortgagee at a place to be designated by the Mortgagee which is reasonably convenient to both parties, the right to take possession of such Personal Property with or without demand and with or without process of law and the right to sell and dispose of the same and distribute the proceeds according to applicable law. The parties hereto agree that any requirement of reasonable notice under the UCC shall be met if the Mortgagee sends such notice to the Mortgagor at least five (5) days prior to the date of sale, disposition or other event giving rise to the required notice, and that the proceeds of any disposition of any such Personal Property may be applied by the Mortgagee first to the expenses reasonably incurred in connection therewith, including attorneys' fees and expenses and court costs, and then, toward payment of the Obligations. With respect to the Personal Property that has become so attached to the Real Property that an interest therein arises under the real property law of the state in which the Real Property is located, this Mortgage shall also constitute a financing statement and a fixture filing under the UCC.

         18. RIGHT OF ENTRY. At reasonable times and upon reasonable notice to the Mortgagor (which limitations with respect to time and notice shall not apply in emergency situations), the Mortgagee and the Mortgagee's representatives, from time to time throughout the term of this Mortgage, may enter upon the Mortgaged Property and inspect the same, or cause the Mortgaged Property to be inspected by agents, employees or independent contractors of the Mortgagee, and show the same to others, but the Mortgagee shall not be obligated to make any such entry or inspection.

         19. MORTGAGE EXTENSION. The lien hereof shall remain in full force and effect during any postponement or extension of the time for the payment and performance of the Obligations, or of any part thereof, and any number of extensions or modifications hereof or any additional notes taken by the Mortgagee shall not affect the lien hereof or the liability of the Mortgagor or of any subsequent obligor to pay and perform the Obligations unless and until such lien or liability shall be expressly released in writing by the Mortgagee.

         20. ADMINISTRATIVE FEES. The Mortgagee shall have the right to charge administrative fees during the term of the loan evidenced by the Note in such amounts and at such times as the Mortgagee may reasonably determine in connection with any servicing requests made by the Mortgagor requiring the Mortgagee's evaluation, preparation and processing of any such requests and in connection with the processing. The Mortgagee shall also be entitled to reimbursement for all professional fees and expenses reasonably incurred in connection with such requests including, without limitation, those of architects, engineers and attorneys.

         21. TRANSFER OF MORTGAGED PROPERTY. In the event that the Mortgagor transfers the Mortgagor's interest in the Mortgaged Property to any party not appearing in this instrument (without implying any right of the Mortgagor to do so without the Mortgagee's prior written consent in each instance pursuant to the provisions hereof), the Mortgagee may, at its option and without notice to the Mortgagor, deal with such successor or successors in interest with reference to all of the Loan Documents, including, without limitation, forbearance on the part of the Mortgagee or extension of the time for payment or performance of the Obligations, without in any way modifying or affecting the provisions of this Mortgage or the liability of the Mortgagor or any other party under the this Mortgage or any of the other Loan Documents.

         22. GENERAL PROVISIONS AND RULES OF CONSTRUCTION. The provisions set forth in Section 12 of the Loan Agreement are hereby incorporated herein by reference, mutatis, mutandis and shall govern this Mortgage as if set forth in full herein.

         23. STATE PROVISIONS. This Mortgage is upon the STATUTORY CONDITION and upon the further condition that all covenants and agreements on the part of the Mortgagor herein undertaken shall be kept and fully and seasonably performed and that no breach of any of the other conditions specified herein shall be permitted. For any breach of the STATUTORY CONDITION, or for breach of any other of the Mortgagor's covenants and undertakings hereunder or for any breach of any other condition specified herein, the Mortgagee shall have the STATUTORY POWER OF SALE.

         IN WITNESS WHEREOF, the Mortgagor has duly executed this Mortgage under seal on the day and year first above written.


WITNESS:                                    MORTGAGOR:

                                            BCC OF WISCONSIN, INC.,
                                            a Delaware corporation


/s/ Robin L. Barber                   By: /s/ Brian L. Barth
-------------------                       ------------------
Name: Robin L. Barber                     Name: Brian L. Barth
                                          Title: Vice President